                                                                   EXHIBIT 10.29

                       SECOND AMENDMENT TO LOAN AGREEMENT

          This SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment") is entered
                                                         ---------
into as of February 11, 2002, by and among CELLSTAR CORPORATION, a Delaware corporation ("Parent"), each of Parent's Subsidiaries signatory hereto (together
              ------
with Parent, each, an individual "Borrower," and collectively, the "Borrowers"),
                                  --------                          ---------
the lenders signatory hereto (the "Lenders"), and FOOTHILL CAPITAL CORPORATION,
                                   -------
in its capacity as agent (the "Agent") for the Lenders,
                               -----

                              W I T N E S S E T H:

          WHEREAS, the Borrowers, the Lenders and the Agent have entered into that certain Loan and Security Agreement dated as of September 28, 2001, as amended by that certain First Amendment to Loan Agreement, dated as of October 12, 2001, (as the same may be further modified, amended, restated or supplemented from time to time, the "Loan Agreement"), pursuant to which the
                                     --------------
Lenders have agreed to make loans and other financial accommodations to the Borrowers from time to time; and

          WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Loan Agreement to permit the Parent to consummate the exchange offer (the "Exchange Offer") regarding its outstanding Convertible Subordinated Debt
      --------------
(as defined in the Loan Agreement) in accordance with the Prospectus dated January 14, 2002, a copy of which is attached hereto as Exhibit A (the "S-4");
                                                        ---------       ---
and

          WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Loan Agreement to permit up to Twelve Million Dollars ($12,000,000) of intercompany debt owed by CellStar (U.K.) Limited, a limited liability company organized in England and registered in England and Wales ("CellStar UK"), to
                                                           -----------
CellStar Netherlands (as defined in the Loan Agreement) to be reclassified from debt to equity and capitalized by CellStar UK; and that such capitalization be excluded from the Twenty Five Million Dollar ($25,000,000) limit on aggregate capital contributions contained in subsection (h) of the definition of "Permitted Affiliate Transaction" in the Loan Agreement; and

          WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Loan Agreement to permit the Borrowers to enter into certain insurance financing agreements whereby certain insurance finance companies would finance the Borrowers' insurance policy premiums and be granted a security interest by the Borrowers in the unearned premiums and dividends that may become payable under the insurance policies and loss payments which reduce the unearned premiums related to such insurance policies, subject to any mortgagee or loss payee interests; and

          WHEREAS, the Agent and the Lenders have agreed to the requested amendments and waivers on the terms and conditions set forth herein;

          NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement and further agree as follows:

     1.   Amendment to Section 1.1 of the Loan Agreement.
          ----------------------------------------------

          (a) Section 1.1 of the Loan Agreement, "Definitions," is hereby
                                                  -----------
modified and amended by inserting the following definitions in appropriate alphabetical order therein (and by deleting therefrom any existing definitions of any of the following):

          "Applicable Prepayment Premium" means, as of any date of
           -----------------------------
determination, an amount equal to (a) during the period of time from and after the date of the execution and delivery of this Agreement up to the date that is the first anniversary of the Closing Date, 5% times the Maximum Revolver Amount,
(b) during the period of time from and including the date that is the first anniversary of the Closing Date up to the date that is the second anniversary of the Closing Date, 4% times the Maximum Revolver Amount, (c) during the period of time from and including the date that is the second anniversary of the Closing Date up to the date that is the third anniversary of the Closing Date, 3% times the Maximum Revolver Amount, (d) during the period of time from and including the date that is the third anniversary of the Closing Date up to the date that is the fourth anniversary of the Closing Date, 2% times the Maximum Revolver Amount, and (e) during the period of time from and including the fourth anniversary of the Closing Date up to the Maturity Date, 1% times the Maximum Revolver Amount, provided, however, if the Applicable Prepayment Premium, as
                 --------  -------
calculated hereunder, when added to all interest and other charges for the use of money as contemplated by the Official Code of Georgia Annotated, Section 7-4-18 (the "Interest Charges") exceeds 5% per month (the "Legal Limit"), the
             ----------------                              -----------
amount of such Applicable Prepayment Premium shall be reduced to an amount which when added to the Interest Charges would equal the Legal Limit less $1.00.

          "Permitted Liens" means (a) Liens held by Agent for the benefit of
           ---------------
Agent and the Lenders, (b) Liens for unpaid taxes that either (i) are not yet delinquent, or (ii) do not constitute an Event of Default hereunder and are the subject of Permitted Protests, (c) Liens set forth on Schedule P-1, (d) the
                                                      ------------
interests of lessors under operating leases, (e) purchase money Liens or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as such Lien attaches only to the asset purchased or acquired and the proceeds thereof, (f) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of Borrowers' business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests, (g) Liens arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance, (h) Liens or deposits to secure performance of bids, tenders, or leases incurred in the ordinary course of Borrowers' business and not in connection with the borrowing of money, (i) Liens granted as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of Borrowers' business, (j) Liens resulting from any judgment or award that is not an Event of Default hereunder, (k) Liens with respect to the Real Property Collateral that are exceptions to the commitments for title insurance issued in connection with the Mortgages, as accepted by Agent, (l) with respect to any Real

Property that is not part of the Real Property Collateral, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof by Borrowers, (m) Liens in favor of The Chase Manhattan Bank on $4,120,000 of cash collateralizing letters of credit issued in connection with the Existing Credit Facility which shall remain outstanding on the Closing Date pursuant to that certain "Security Agreement-Pledge" between Parent and The Chase Manhattan Bank dated of even date herewith, for so long as such letters of credit remain cash collateralized, (n) Liens on funds in the possession of credit card companies pertaining to credit card sales of Inventory in the ordinary course of business pursuant to merchant credit card services agreements provided that Agent shall have a satisfactory agreement with such credit card companies regarding the assignment of such credit card receivables to Agent, and (o) Liens on any unearned insurance premiums and dividends that may become payable under the insurance policies and loss payments which reduce the unearned premiums relating to insurance policies, subject to any mortgagee or loss payee interests, securing financing of insurance premiums by third party insurance finance companies in the ordinary course of business and to the extent permitted by Section 7.1(i) hereof.

          "Underlying Issuer" means a third Person which is the beneficiary of
           -----------------
an L/C Undertaking and which has issued a letter of credit at the request of the Issuing Lender for the benefit of Borrowers and, in the case of a proposed Qualified Import Letter of Credit, has agreed, in writing, to hold documents of title as agent for Agent.

          "Underlying Letter of Credit" means a letter of credit that has been
           ---------------------------
issued by an Underlying Issuer.

          (b)  Section 1.1 of the Loan Agreement, "Definitions," is hereby
                                                   -----------
modified and amended by deleting the period after subsection (h) and substituting "; and" and by adding the following subsection (i) to the defined term and definition of "Permitted Affiliate Transaction":

               "(i) Capital Contribution by CellStar International
                    ----------------------------------------------
Corporation/SA to CellStar (U.K.) Limited. CellStar International Corporation/SA
-----------------------------------------
may make a capital contribution to CellStar (U.K.) Limited ("CellStar UK") in an
                                                             -----------
amount not to exceed Twelve Million Dollars ($12,000,000) (the "CellStar UK
                                                                -----------
Contribution"); provided, that the CellStar UK Contribution shall be used solely
------------    --------
for the purpose of paying the existing debt owed to CellStar Netherlands by CellStar UK; and provided, further, that CellStar Netherlands shall use such
                 --------  -------
funds solely for the purpose of loaning such funds to Celular Express S.A. de C.V. and/or CellStar Mexico S.A. de C.V. (collectively, the "Mexico Entities");
                                                             ---------------
and provided, further, that the Mexico Entities shall use such funds solely for
    --------  -------
the purpose of paying the existing debt owed to the Borrowers by the Mexico Entities; and provided, further, that each of the entities listed above will
              --------  -------
transfer all funds received pursuant to this subsection (i) within one (1) business day of such entity's receipt of such funds in accordance with the requirements of this subsection (i). The CellStar UK Contribution shall not be deemed to be a capital contribution for purposes of calculating a "Permitted Affiliate Transaction" under subsection (h) of the definition of "Permitted Affiliate Transaction;" provided, that the aggregate amount of all capital
                        --------
contributions made pursuant to subsection (h) of the definition of "Permitted Affiliate Transaction" from February 12, 2002 until November 30, 2002 shall not exceed Two Million Five Hundred Thousand Dollars ($2,500,000)."

     2.   Amendment to Section 6.16 of the Loan Agreement. Section 6.16 of the
          -----------------------------------------------
Loan Agreement, "Convertible Subordinated Debt," is hereby modified and amended
                 -----------------------------
by deleting subsection 6.16 in its entirety and inserting the following in substitution thereof:

          "6.16 Convertible Subordinated Debt. (a) At least 180 days prior to
                -----------------------------
maturity thereof (the "Required Refinance Date"), refinance, obtain an extension
                       -----------------------
of the maturity date for, (provided that in connection with such refinancing or extension, the maturity date of the Convertible Subordinated Debt is extended to a date after the Maturity Date), or convert or exchange (provided that no Change of Control results therefrom), some or all of the Convertible Subordinated Debt on terms and in form and substance satisfactory to Agent and provided the foregoing shall not result in aggregate cash payments to or on behalf of such holders in excess of (i) $55,000,000 upon the consummation of such refinancing or exchange, and (ii) $22,500,000 on or before the maturity of any Convertible Subordinated Debt not extinguished pursuant to such refinancing or exchange; provided, however, the maximum amount of cash payments permitted under (i) and
--------  -------
(ii) above shall not exceed $70,000,000; and (b) on the Required Refinance Date, deliver projections in form and substance satisfactory to Agent demonstrating that Borrowers will have the ability to pay, in full, on the maturity date thereof the amount of any Convertible Subordinated Debt not refinanced, extended, converted or exchanged pursuant to clause (a) above, and demonstrating that, both before and after giving effect to such maturity payment, Borrowers will have Excess Availability of not less than $10,000,000; provided, in
                                                            --------
connection with any cash payments made to the holders of Convertible Subordinated Debt whether on or before the Required Refinance Date or the scheduled maturity thereof, (i) no Default or Event of Default shall exist at the time of any such payment or result therefrom, and (ii) both before and after giving effect to any such payment, Borrowers shall have Excess Availability of not less than $10,000,000."

     3.   Waiver to Section 7.1(d) of the Loan Agreement. The Agent and the
          ----------------------------------------------
Lenders hereby waive the requirements of Section 7.1(d), including their rights and remedies under the Loan Agreement arising therefrom, as necessary to permit refinancing and/or conversion of the outstanding Convertible Subordinated Debt in accordance with the Exchange Offer and upon the following terms and conditions:

          (a) the total cash proceeds paid by the Borrowers in connection with the Exchange Offer shall not exceed (i) $55,000,000 upon the consummation of the Exchange Offer and (ii) shall not exceed $22,500,000 on or before the maturity of any Convertible Subordinated Debt that is not extinguished pursuant to the Exchange Offer; provided, however, the total amount of cash proceeds paid
                --------  -------
pursuant to (i) and (ii) above shall not exceed $70,000,000;

          (b) the total amount of Advances made by the Lenders to the Borrowers under the Loan Agreement to fund the extinguishment of the outstanding Convertible Subordinated Debt shall not exceed (i) $30,000,000 upon the consummation of the Exchange Offer, and (ii) $7,500,000 plus, an amount equal to
                                                        ----
$30,000,000 less the actual amount of the proceeds of Advances used pursuant to
            ----
(i) above, to retire any outstanding Convertible Subordinated Debt that is not extinguished pursuant to (i) above;

          (c) the interest rate on the Senior Notes (as defined in the S-4) shall not exceed 12% per annum payable in cash, and the interest rate on the Senior Convertible Notes (as defined in the S-4) shall not exceed 5% per annum payable in cash or CellStar Common Stock (as defined in the S-4), at the option of the Parent;

          (d) the maturity date of the Senior Notes shall not be before January 15, 2007 and the maturity date of the Senior Convertible Notes shall not be before November 15, 2002; and

          (e) after giving effect to the Exchange Offer or any other payment made on or before the maturity date to the holders of the Convertible Subordinated Debt, the Borrowers will have Excess Availability of not less than $10,000,000 as demonstrated to the satisfaction of Agent;

provided, however, the above-referenced waiver shall not waive any other
--------  -------
requirement or hinder, restrict or otherwise modify the rights and remedies of Agent or the Lenders following the occurrence of any other Default or Event of Default under the Loan Agreement, including, but not limited to, any future defaults by Borrowers of the covenants contained in Section 6.16 or Section 7.1(d) of the Loan Agreement.

     4.   Amendment to Section 7.1 of the Loan Agreement. Section 7.1 of the
          ----------------------------------------------
Loan Agreement, "Indebtedness," is hereby modified and amended by deleting the
                 ------------
word "and" at the end of subsection (g) thereof, by deleting the period after subsection (h) and substituting "; and" therefor, and by adding the following subsection (i):

          "(i) Customary and prudent insurance financing arrangements for the financing of insurance premiums by third party insurance finance companies in the ordinary course of business, provided the aggregate Indebtedness outstanding in connection therewith shall not exceed $10,000,000 at any time."

     5.   Amendment to Section 7.8 of the Loan Agreement. Section 7.8 of the
          ----------------------------------------------
Loan Agreement, "Prepayments and Amendments," is hereby modified and amended by
                 --------------------------
deleting subsection (a) thereof and inserting the following in substitution thereof:

          "(a) Except in connection with a refinancing permitted by Section
                                                                    -------
7.1(d) or the conversion, exchange, refinancing or repayment of the Convertible
------
Subordinated Debt in accordance with the terms of Section 6.16, prepay, redeem,
                                                  ------------
defease, purchase, or otherwise acquire any Indebtedness of any Borrower or make any payment on the Convertible Subordinated Debt, or any other Indebtedness issued in exchange thereof, other than (i) the Obligations in accordance with this Agreement, and (ii) provided no Default or Event of Default has occurred or will be caused thereby, (x) regularly scheduled payments of accrued and unpaid interest on the Convertible Subordinated Debt, or other Indebtedness issued in exchange thereof, and (y) Indebtedness under Permitted Affiliate Transactions to the extent the repayment thereof is permitted by the Intercompany Subordination Agreement, and"

     6.   Amendment to Section 7.17 of the Loan Agreement. Section 7.17 of the
          -----------------------------------------------
Loan Agreement, "Use of Proceeds," is hereby modified and amended by deleting
                 ---------------
subsection 7.17 in its entirety and inserting the following in substitution thereof:

          "7.17 Use of Proceeds. Use the proceeds of the Advances for any
                ---------------
purpose other than (a) on the Closing Date, (i) to repay in full the outstanding principal, accrued interest, and accrued fees and expenses owing under the Existing Credit Facility, and (ii) to pay transactional fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, and (b) thereafter, consistent with the terms and conditions hereof, for its lawful and permitted purposes. Notwithstanding the foregoing, Borrowers shall be permitted to use (i) not more than $30,000,000 of the proceeds of Advances to fund the consummation of an exchange offer to extinguish its outstanding Convertible Subordinated Debt and (ii) not more than $7,500,000 plus, an amount equal to $30,000,000 less the actual amount of the proceeds of
----                                 ----
Advances used pursuant to (i) above, of the proceeds of Advances to retire any outstanding Convertible Subordinated Debt that is not extinguished pursuant (i) above."

     7.  No Other Amendments or Waivers. Except as otherwise expressed herein,
         ------------------------------
the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents. Except for the amendment set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Borrower hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Loan Agreement or a course of dealing with the Agent or the Lenders at variance with the Loan Agreement such as to require further notice by the Agent or the Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future, except as expressly set forth herein. Each Borrower acknowledges and expressly agrees that the Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Loan Agreement and the other Loan Documents. The Borrowers have no knowledge of any challenge to the Agent's or any Lenders' claims arising under the Loan Documents, or to the effectiveness of the Loan Documents.

     8.  Conditions Precedent to Effectiveness. This Amendment shall become
         -------------------------------------
effective as of the date hereof when, and only when, Agent shall have received each of the following:

         (a) a fully executed and delivered counterparts of this Amendment by the Borrowers, Required Lenders and Agent;

         (b) payment of an Agent's amendment fee from the Borrowers in the amount of $137,500 (it being understood that, by execution and delivery of this Amendment, Borrowers authorize Agent to charge Borrowers' Loan Account for such fee and such amount shall thereafter accrue interest at the rate applicable to Advances under the Loan Agreement in accordance with Section 2.6 of the Loan
                                                     -----------
Agreement) payable to the Agent for its sole benefit;

         (c) payment of a Lenders' amendment fee from the Borrowers in the amount of $500,000 (it being understood that, by execution and delivery of this Amendment, Borrowers authorize Agent to charge Borrowers' Loan Account for such fee and such amount shall thereafter accrue interest at the rate applicable to Advances under the Loan Agreement in accordance with Section 2.6 of the Loan
                                                     -----------
Agreement) which shall be for the benefit of the Lenders in accordance with each Lender's Pro Rata Share;

         (d) projections in form and substance satisfactory to the Agent demonstrating that the Borrowers will have the ability to fund the Exchange Offer upon the terms and conditions contained herein, and after giving effect to the Exchange Offer, the Borrowers will have Excess Availability of not less than $10,000,000; and

         (e) such other information, documents, instruments or approvals as the Agent or the Agent's counsel may reasonably require.

     9.  Representations and Warranties of Borrowers. Each Borrower represents
         -------------------------------------------
and warrants to the Agent and the Lenders as follows:

         (a) Each Borrower is a corporation or limited partnership organized or formed, as the case may be, validly existing and in good standing under the laws of the jurisdiction indicated on the signature pages hereto and in all other jurisdictions in which the failure to be so qualified reasonably could be expected to constitute a Material Adverse Change;

         (b) The execution, delivery, and performance by each Borrower of this Amendment and the Loan Documents to which it is a party, as amended hereby, are within such Borrower's corporate or partnership authority, have been duly authorized by all necessary corporate or partnership action and do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to such Borrower, the Governing Documents of any Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on any Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Borrower, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of any Borrower, other than Permitted Liens, or (iv) require any approval of any Borrower's shareholders, partners, or members or any approval or consent of any Person under any material contractual obligation of any Borrower;

         (c) The execution, delivery, and performance by each Borrower of this Amendment and the Loan Documents to which it is a party, as amended hereby, do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person;

         (d) This Amendment and each other Loan Document to which each Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by each Borrower will be the legally valid and binding obligations of such Borrower, enforceable against each Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally; and

         (e) No Default or Event of Default is existing.

     10. Counterparts. This Amendment may be executed in multiple counterparts,
         ------------
each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

     11. Reference to and Effect on the Loan Documents. Upon the effectiveness
         ---------------------------------------------
of this Amendment, on and after the date hereof each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement" "thereunder," "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

     12. Costs, Expenses and Taxes. Borrowers agree to pay on demand all
         -------------------------
reasonable costs and expenses in connection with the preparation, execution, and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

     13. Governing Law. This Amendment shall be deemed to be made pursuant to
         -------------
the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia, and shall be construed, interpreted, performed and enforced in accordance therewith, without reference to the conflict or choice of laws provisions thereof.

     14. Loan Document. This Amendment shall be deemed to be a Loan Document for
         -------------
all purposes.

               [The remainder of the page is intentionally blank.]

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first written above.



BORROWERS:                               CELLSTAR CORPORATION,
                                         a Delaware corporation



                                         /s/ Elaine Flud Rodriguez
                                         ---------------------------------------
                                         By: Elaine Flud Rodriguez
                                         Title: Sr. VP and General Counsel

                                         CELLSTAR, LTD., a Texas limited
                                         partnership

                                         By: National Auto Center, Inc.
                                             its General Partner


                                         /s/ Elaine Flud Rodriguez
                                         ---------------------------------------
                                         By: Elaine Flud Rodriguez
                                         Title: Sr. VP and General Counsel


                                         NATIONAL AUTO CENTER,
                                         INC., a Delaware corporation


                                         /s/ Elaine Flud Rodriguez
                                         ---------------------------------------
                                         By: Elaine Flud Rodriguez
                                         Title: Sr. VP and General Counsel


                                         CELLSTAR AIR SERVICES, INC.,
                                         a Delaware corporation


                                         /s/ Elaine Flud Rodriguez
                                         ---------------------------------------
                                         By: Elaine Flud Rodriguez
                                         Title: Sr. VP and General Counsel

                       SECOND AMENDMENT TO LOAN AGREEMENT
                                Signature Page 1

                                         CELLSTAR TELECOM, INC.,
                                         a Delaware corporation


                                         /s/ Elaine Flud Rodriguez
                                         ---------------------------------------
                                         By: Elaine Flud Rodriguez
                                         Title: Sr. VP and General Counsel


                                         CELLSTAR FINANCO, INC.,
                                         a Delaware corporation


                                         /s/ Elaine Flud Rodriguez
                                         ---------------------------------------
                                         By: Elaine Flud Rodriguez
                                         Title: Sr. VP and General Counsel


                                         A&S AIR SERVICE, INC.,
                                         a Delaware Corporation


                                         /s/ Elaine Flud Rodriguez
                                         ---------------------------------------
                                         By: Elaine Flud Rodriguez
                                         Title: Sr. VP and General Counsel


                                         CELLSTAR INTERNATIONAL CORPORATION/SA,
                                         a Delaware corporation


                                         /s/  Elaine Flud Rodriguez
                                         ---------------------------------------
                                         By: Elaine Flud Rodriguez
                                         Title: Sr. VP and General Counsel

                                         CELLSTAR FULFILLMENT, INC.,
                                         a Delaware corporation


                                         /s/ Elaine Flud Rodriguez
                                         ---------------------------------------
                                         By: Elaine Flud Rodriguez
                                         Title: Sr. VP and General Counsel

                       SECOND AMENDMENT TO LOAN AGREEMENT
                                Signature Page 2

                                      CELLSTAR INTERNATIONAL CORPORATION/ASIA, a Delaware Corporation


                                      /s/ Elaine Flud Rodriguez
                                      ---------------------------------------
                                      By: Elaine Flud Rodriguez
                                      Title: Sr. VP and General Counsel


                                      AUDIOMEX EXPORT CORP.,
                                      a Texas corporation


                                      /s/  Elaine Flud Rodriguez
                                      ---------------------------------------
                                      By: Elaine Flud Rodriguez
                                      Title: Sr. VP and General Counsel


                                      NAC HOLDINGS, INC., a Nevada corporation


                                      /s/  Elaine Flud Rodriguez
                                      ---------------------------------------
                                      By: Elaine Flud Rodriguez
                                      Title: President

                                      CELLSTAR GLOBAL SATELLITE SERVICES, LTD., a Texas limited partnership

                                      By: National Auto Center, Inc.
                                          its General Partner


                                      /s/  Elaine Flud Rodriguez
                                      ---------------------------------------
                                      By: Elaine Flud Rodriguez
                                      Title: Sr. VP and General Counsel

                       SECOND AMENDMENT TO LOAN AGREEMENT
                                Signature Page 3

                                         CELLSTAR FULFILLMENT LTD.,
                                         a Texas limited partnership

                                         By: CellStar Fulfillment, Inc.
                                             its General Partner


                                         /s/  Elaine Flud Rodriguez
                                         ---------------------------------------
                                         By: Elaine Flud Rodriguez
                                         Title: Sr. VP and General Counsel


                                         FLORIDA PROPERTIES, INC.,
                                         a Texas corporation


                                         /s/  Elaine Flud Rodriguez
                                         ---------------------------------------
                                         By: Elaine Flud Rodriguez
                                         Title: Sr. VP and General Counsel



AGENT AND LENDERS:                       FOOTHILL CAPITAL
                                         CORPORATION, a California
                                         corporation, as Agent and as a
                                         Lender



                                         /s/ Robert Bernier
                                         ---------------------------------------
                                         By: Robert Bernier
                                         Title: Vice President

                                         FLEET CAPITAL CORPORATION ,
                                         as a Lender

                                         /s/ E.James Beckemeier
                                         ---------------------------------------
                                         By: E.James Beckemeier
                                             -----------------------------------
                                         Title: Vice President

                       SECOND AMENDMENT TO LOAN AGREEMENT
                                Signature Page 4

                                         TEXTRON FINANCIAL CORPORATION,
                                         as a Lender


                                         /s/ Jerrold K. Brown
                                         ---------------------------------------
                                         By: Jerrold K. Brown
                                         Title: Senior Vice President


                                         PNC BANK NATIONAL ASSOCIATION,
                                         as a Lender

                                         /s/  Robin L. Arriola
                                         ---------------------------------------
                                         By: Robin L. Arriola
                                         Title: Vice President

                       SECOND AMENDMENT TO LOAN AGREEMENT
                                Signature Page 5